FIRST AMENDMENT TO CREDIT AGREEMENT

This FIRST AMENDMENT TO CREDIT AGREEMENT, dated as of September 10, 2026 (this “Agreement”), is made and entered into by and among COLLEGIUM PHARMACEUTICAL, INC., a Virginia corporation (the “Borrower”), the Lenders (as defined below) party hereto and TRUIST BANK, in its capacities as administrative agent for the Lenders (in such capacity, the “Administrative Agent”), as the Issuing Bank, as the Swingline Lender and as a Lender.

RECITALS:

WHEREAS, reference is made to that certain Credit Agreement dated as of December 23, 2025 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), by and among the Borrower, the several banks and other financial institutions and lenders from time to time party thereto (the “Lenders”) and the Administrative Agent;

WHEREAS, the Borrower has informed the Administrative Agent (i) that Commave Therapeutics SA, a stock corporation organized under the laws of Switzerland (the “Swiss Entity”), is required to join the credit facilities as a “Guarantor” pursuant to Section 5.12 of the Credit Agreement and has requested that the Administrative Agent and Lenders agree to certain modifications to the Credit Agreement and (ii) of its desire to make certain other modifications to the Credit Agreement to enable the Borrower and its Subsidiaries to enter into certain Hedging Transactions that support the Borrower’s ongoing business strategy; and

WHEREAS, subject to each of the terms and satisfaction of each of the conditions to effectiveness set forth herein, the Administrative Agent and the Required Lenders are willing to amend the Credit Agreement on the terms as further set forth herein.
NOW, THEREFORE, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto agree as follows:
Section 1. Definitions. Except as otherwise defined herein, capitalized terms used herein (including in the preamble and recitals clauses above) shall have the meanings ascribed thereto in the Credit Agreement, as amended by this Agreement.

Section 2. Amendments to Credit Agreement and Schedules to Credit Agreement. Subject to the effectiveness of this Agreement and the terms and conditions set forth herein, including, without limitation, those set forth in Section 3 hereof:

(a)    Section 1.1 of the Credit Agreement is hereby amended by adding the following new defined term in the appropriate alphabetical order:

“Freely Disposable Amount” shall have the meaning set forth in Section 5.12(d).

“Restricted Obligations” shall have the meaning set forth in Section 5.12(d).

“Swiss Guarantor” shall mean Commave Therapeutics SA, a stock corporation organized under the laws of Switzerland.

“Swiss Withholding Tax” shall mean taxes imposed under the Swiss Withholding Tax Act.

“Swiss Withholding Tax Act” shall mean the Swiss Federal Act on the Withholding Tax of 13 October 1965 (Bundesgesetz über die Verrechnungssteuer), together with the related ordinances, regulations and guidelines, all as amended and applicable from time to time.

(b)    Section 5.12 of the Credit Agreement is hereby amended by adding the following new clause (d) thereto:

(d)    Guaranty Limitations: Switzerland.

(i)If and to the extent a Swiss Guarantor becomes liable under this Agreement or any other Loan Document (including security agreements entered into by the Swiss Guarantor) for obligations of any other Loan Party (other than the wholly owned direct or indirect subsidiaries of such Swiss Guarantor) (the “Restricted Obligations”) and if and to the extent that a Swiss Guarantor provides security for Restricted Obligations (as applicable) and if complying with such obligations or if using the proceeds from the enforcement of the security provided by the Swiss Guarantor (as applicable) would constitute a repayment of capital (Einlagerückgewähr), a violation of the legally protected reserves (gesetzlich geschützte Reserven) or the payment of a (constructive) dividend (Gewinnausschüttung) by such Swiss Guarantor or would otherwise be restricted under Swiss law and practice then applicable, such Swiss Guarantor's aggregate liability for Restricted Obligations or the use of proceeds from the enforcement of the security (as applicable) shall not exceed the amount of the Swiss Guarantor’s freely disposable equity at the time it becomes liable including, without limitation, any statutory reserves which can be transferred into unrestricted, distributable reserves, in accordance with Swiss law (the “Freely Disposable Amount”).

(ii)This limitation shall only apply to the extent it is a requirement under applicable law at the time the Swiss Guarantor is required to perform Restricted Obligations under the Loan Documents. Such limitation shall not free the Swiss Guarantor from its obligations in excess of the Freely Disposable Amount, but merely postpone the performance date thereof until such times when the Swiss Guarantor has again freely disposable equity.

(iii)If the enforcement of the obligations of the Swiss Guarantor under this Agreement or any other Loan Document would be limited due to the effects referred to in this clause (d), the Swiss Guarantor shall further, to the extent permitted by applicable law and Swiss accounting standards and upon request by the Administrative Agent, (i) write up or sell any of its assets that are shown in its balance sheet with a book value that is significantly lower than the market value of the assets, in case of sale, however, only if such assets are not necessary for the Swiss Guarantor's business (nicht betriebsnotwendig) and (ii) reduce its share capital to the minimum allowed under then applicable law.

(iv)The Swiss Guarantor and any holding company of the Swiss Guarantor which is a party to a Loan Document shall procure that the Swiss Guarantor shall take and cause to be taken all and any action as soon as reasonably practicable but in any event within 40 Business Days from the request of the Administrative Agent, including, without limitation, (i) the passing of any shareholders’ resolutions to approve any payment or other performance under this Agreement or any other Loan Documents, (ii) the provision of an audited interim balance sheet, (iii) the provision of a determination by the Swiss Guarantor of the Freely Disposable Amount based on such audited interim balance sheet, (iv) the provision of a confirmation from the Auditors of the Swiss Guarantor that a payment of the Swiss Guarantor under the Loan Documents in an amount corresponding to the Freely Disposable Amount is in compliance with the provisions of Swiss corporate law which are aimed at protecting the share capital and legal reserves, and (v) the obtaining of any other confirmations which may be required as a matter of Swiss mandatory law in force at the time the Swiss Guarantor is required to make a payment or perform other obligations under this Agreement or any other Loan Document, in order to allow a prompt payment in relation to Restricted Obligations with a minimum of limitations.

(v)If so required under applicable law (including tax treaties) at the time it is required to make a payment under this Agreement or any other Loan Document, the Swiss Guarantor:

(A)shall use reasonable efforts to ensure that such payments can be made without deduction of Swiss Withholding Tax, or with deduction of Swiss Withholding Tax at a reduced rate, by discharging the liability to such tax by notification pursuant to applicable law (including tax treaties) rather than payment of the tax;

(B)shall deduct the Swiss Withholding Tax at such rate (being 35 per cent on the date hereof) as in force from time to time if the notification procedure pursuant to sub-paragraph (i) above does not apply; or shall deduct the Swiss Withholding Tax at the reduced rate resulting after discharge of part of such tax by notification if the notification procedure pursuant to sub-paragraph (i) applies for a part of the Swiss Withholding Tax only; and shall pay within the time allowed any such taxes deducted to the Swiss Federal Tax Administration; and

(C)shall promptly notify the Administrative Agent that such notification or, as the case may be, deduction has been made, and provide the Administrative Agent with evidence that such a notification of the Swiss Federal Tax Administration has been made or, as the case may be, such taxes deducted have been paid to the Swiss Federal Tax Administration.

(vi)If the Swiss Guarantor is required under applicable law (including double tax treaties) to deduct Swiss Withholding Tax at the time the Administrative Agent is enforcing security interests granted by the Swiss Guarantor, the Administrative Agent shall deduct from the proceeds from such enforcement the Swiss Withholding Tax at such rate (being 35 per cent on the date of this Agreement) as is in force from time to time and shall pay without delay, any such taxes deducted to the Swiss Federal Tax Administration.

(vii)In the case of a deduction of Swiss Withholding Tax, the Swiss Guarantor shall use reasonable efforts to ensure that any person that is entitled to a full or partial refund of the Swiss Withholding Tax deducted from such payment under this Agreement or any other Loan Document, will, as soon as possible after such deduction:

(A)request a refund of the Swiss Withholding Tax under applicable law (including tax treaties), and

(B)pay to the Administrative Agent upon receipt any amount so refunded,

and in each case, the Administrative Agent shall cooperate with the Swiss Guarantor to secure such refund.

Without derogation to paragraph (ii) above and to the extent the Swiss Guarantor is required to deduct Swiss Withholding Tax pursuant to this Agreement or any other Loan Document, and if the Freely Disposable Amount is not fully utilized, the Swiss Guarantor will be required to pay an additional amount so that after making any required deduction of Swiss Withholding Tax, the aggregate net amount paid to the Secured Parties is equal to the amount which would have been paid if no deduction of Swiss Withholding Tax had been required, provided that the aggregate amount paid (including the additional amount) shall in any event be limited to the Freely Disposable Amount available from time to time.

(c)    Section 7.10 of the Credit Agreement is hereby amended by replacing such section in its entirety with the following:

Hedging Transactions. The Borrower will not, and will not permit any of its Subsidiaries to, enter into any Hedging Transaction, other than (a) Hedging Transactions entered into in the ordinary course of business to hedge or mitigate risks or for other non-speculative purposes to which the Borrower or any of its Subsidiaries is exposed in the conduct of its business or the management of its liabilities, (b) Hedging Transactions entered into for non-speculative purposes in order to effectively cap, collar or exchange interest rates (from floating to fixed rates, fixed to floating rates, from one floating rate to another floating rate or otherwise) with respect to any interest-bearing liability or investment of the Borrower or any of its Subsidiaries, (c) forward equity commitments or confirmations and forward equity sale agreements with customary terms (including, without limitation, being subject to the terms of a master agreement published by the International Swaps and Derivatives Association, Inc.) so long as such transactions are entered into in connection with an at-the-market offering, (d) Hedging Transactions constituting Permitted Equity Derivatives and (e) Hedging Transactions that are accelerated share repurchases, forward contracts or similar transactions that are entered into at prevailing market prices (including, without limitation, any discount to volume-weighted average prices) and in accordance with customary market terms for transactions of such type to repurchase shares.

(d)    Section 9.1(a) of the Credit Agreement is hereby amended by adding the following paragraph:

With respect to any Collateral Document governed by Swiss law, the Administrative Agent is appointed (i) as a direct representative (direkter Stellvertreter), acting in the name and on behalf of the Secured Parties with respect to any Collateral of an accessory nature granted pursuant to a Collateral Document governed by Swiss law, and (ii) as an indirect representative (indirekter Stellvertreter), acting in its own name but in a fiduciary (treuhänderisch) capacity for the account of the Secured Parties with respect to any Collateral of a non-accessory nature granted pursuant to a Collateral Document governed by Swiss law.

Section 3. Conditions Precedent. The effectiveness of this Agreement shall be subject to the satisfaction or waiver of each of the following conditions precedent (the date upon which such satisfaction or waiver occurs, the “First Amendment Effective Date”):

(a)the Administrative Agent shall have received a counterpart of this Agreement duly executed by each of the Borrower, the Administrative Agent, and the Required Lenders;
(b)the Administrative Agent shall have received an Assumption Agreement and any other deliverable required pursuant to Section 5.12 of the Credit Agreement with respect to the Swiss Guarantor, GPC Commave Holding LLC, a Delaware limited liability company, and Commave Sub LLC, a Delaware limited liability company;
(c)the representations and warranties in Section 4 hereof shall be true and correct in all material respects (other than those representations and warranties that are expressly qualified by a Material Adverse Effect or other materiality, in which case such representations and warranties shall be true and correct in all respects); and
(d)the Administrative Agent shall have received payment of all fees, expenses and other amounts due and payable on or prior to the date hereof, including reimbursement or payment of all out-of-pocket expenses of the Administrative Agent, the Arranger and their Affiliates (including reasonable and documented out-of-pocket fees, charges and disbursements of Alston & Bird LLP, counsel to the Administrative Agent) required to be reimbursed or paid by the Borrower.

Section 4. Representations and Warranties. The Borrower hereby represents and warrants to the Administrative Agent and the Lenders that:

(a)Organizational Power; Authorization. The execution, delivery and performance by the Borrower of this Agreement are within such Person’s organizational powers and have been duly authorized by all necessary organizational and, if required, shareholder, partner or member action. This Agreement has been duly executed and delivered by the Borrower and this Agreement constitutes the valid and binding obligation of the Borrower, enforceable against it in accordance with its terms, except as may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and by general principles of equity.
(b)Governmental Approvals; No Conflicts. The execution, delivery and performance by the Borrower of this Agreement (a) do not require any consent or approval of, registration or filing with, or any action by, any Governmental Authority or any other Person, except those as have been obtained or made and are in full force and effect, (b) will not violate any Requirement of Law applicable to the Borrower or any of its Subsidiaries, or any judgment, order or ruling of any Governmental Authority, (c) will not violate or result in a default under any Contractual Obligation of the Borrower or any of its Subsidiaries or any of its assets or give rise to a right thereunder to require any payment to be made by the Borrower or any of its Subsidiaries and (d) will not result in the creation or imposition of any Lien on any asset of the Borrower or any of its Subsidiaries, except Liens created under the Loan Documents, except, in the cases of clauses (b) and (c) above, to the extent that such conflict, breach, contravention or violation would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.
(c)No Impairment. The execution, delivery, performance and effectiveness of this Agreement will not impair the validity, effectiveness or priority of the Liens granted pursuant to any Loan Document and such Liens continue unimpaired with the same priority to secure repayment of all of the applicable Obligations, whether heretofore or hereafter incurred.
(d)No Default. At the time of and immediately after giving effect to this Agreement, no Default or Event of Default exists or shall result from this Agreement.
(e)Representations and Warranties. As of the date hereof and upon giving effect to this Agreement, all representations and warranties of each Loan Party set forth in the Credit Agreement and the other Loan Documents shall be true and correct in all material respects on and as of such date and after giving effect thereto, as though made on and as of such date except to the extent any such representations and warranties expressly relate to an earlier date, in which case, such representation and warranty shall be true and correct in all material respects as of such earlier date (other than those representations and warranties that are expressly qualified by a Material Adverse Effect or other materiality, in which case such representations and warranties shall be true and correct in all respects).
Section 5. Reaffirmation of Security/Guaranty.

(a)The Borrower hereby (a) affirms and confirms its guarantees under the Guaranty and Security Agreement, (b) agrees that (i) each Loan Document to which it is a party shall continue to be in full force and effect and (ii) all guarantees under the Guaranty and Security

Agreement shall continue to be in full force and effect and shall accrue to the benefit of the Lenders and (c) affirms and confirms that all Liens and security interests granted to the Administrative Agent for the benefit of the Secured Parties under the Collateral Documents remain in full force and effect and shall continue to secure the Secured Obligations (as defined in the Guaranty and Security Agreement) with the same priority, and the validity, perfection, enforceability or priority of such Liens will not be impaired by this Agreement.
(b)Nothing in this Agreement or in any of the transactions contemplated hereby is intended, or shall be construed, to constitute a novation or an accord and satisfaction of any of the Obligations of the Loan Parties under the Credit Agreement or the other Loan Documents or to modify, affect or impair the perfection, priority or continuation of the security interests in, security titles to or other Liens on any Collateral for the Obligations.

Section 6. Expenses; Indemnification. Section 10.3 of the Credit Agreement is hereby incorporated herein by reference, mutatis mutandis, as if such Section were set forth in full herein.

Section 7. Benefits. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns.

Section 8. GOVERNING LAW. THIS AGREEMENT AND ANY CLAIMS, CONTROVERSY, DISPUTE OR CAUSE OF ACTION (WHETHER IN CONTRACT OR TORT OR OTHERWISE) BASED UPON, ARISING OUT OF OR RELATING TO THIS AGREEMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY SHALL BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

Section 9. Reference to and Effect on the Loan Documents.

(a)Except as expressly herein amended, the terms and conditions of the Credit Agreement and the other Loan Documents continue to be in full force and effect. The Credit Agreement and the other Loan Documents are hereby ratified and confirmed in all respects, and the amendments contained herein shall be deemed to have prospective application only.

(b)Nothing contained herein shall be deemed to constitute (i) a waiver of compliance with any term or condition contained in the Credit Agreement or any of the other Loan Documents or (ii) a course of conduct or dealing among the parties. The Administrative Agent and the Lenders reserve all rights, privileges and remedies under the Loan Documents.

(c)    This Agreement, together with the other Loan Documents, comprises the complete and integrated agreement of the parties on the subject matter hereof and thereof and supersedes all prior agreements, written or oral, on such subject matter. This Agreement shall for all purposes be deemed to be a “Loan Document” under the Credit Agreement and entitled to the benefits thereof.

Section 10. Counterparts; Electronic Signatures. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Delivery of an executed counterpart to this Agreement by facsimile transmission or by electronic mail in pdf format shall be as effective as delivery of a manually executed counterpart hereof. The words “execution”, “execute”, “signed”, “signature” and words of like import in or related to this Agreement or any other document to be signed in connection with this Agreement and the transactions contemplated hereby shall be deemed to include electronic signatures, the electronic matching of assignment terms and contract formations on electronic platforms approved by the Administrative Agent, or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act; provided that notwithstanding anything contained herein to the contrary the Administrative Agent is under no obligation to agree to accept electronic signatures in any form or in any format unless expressly agreed to by the Administrative Agent pursuant to procedures approved by it.

Section 11. Amendments and Waivers. No amendment or waiver of any provision of this Agreement, and no consent to any departure by the Borrower therefrom, shall be effective unless in writing signed by the Administrative Agent, the Required Lenders and the Borrower, and each such waiver, amendment or consent shall be effective only in the specific instance and for the specific purpose for which given.

Section 12. Severability. If any provision of this Agreement is held to be illegal, invalid or unenforceable, the legality, validity and enforceability of the remaining provisions of this Agreement shall not be affected or impaired thereby. The invalidity of a provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

Section 13. Headings. Headings and captions used in this Agreement are included for convenience of reference only and shall not be given any substantive effect.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.

BORROWER:
COLLEGIUM PHARMACEUTICAL, INC.
By:    /s/ Colleen Tupper
Name:    Colleen Tupper
Title:    Executive Vice President and Chief Financial Officer

Collegium Pharmaceutical, Inc.
First Amendment to Credit Agreement
Signature Page

TRUIST BANK, as the Administrative Agent, the Issuing Bank, the Swingline Lender and a Lender

By:    /s/ Alexandra Korchmar
    Name: Alexandra Korchmar
Title: Director

Collegium Pharmaceutical, Inc.
First Amendment to Credit Agreement
Signature Page

Citizens Bank, N.A.,
as a Lender

By: _/s/ Svetlana Lehmann________________________
Name: Svetlana Lehmann
Title: VP
Collegium Pharmaceutical, Inc.
First Amendment to Credit Agreement
Signature Page

ACTIVE/210125213.2

MUFG Bank, Ltd.,
as a Lender

By: _/s/ Brian Mattesich_________________________
Name: Brian Mattesich
Title: Vice President
Collegium Pharmaceutical, Inc.
First Amendment to Credit Agreement
Signature Page

ACTIVE/210125213.2

FIFTH THIRD BANK, NATIONAL ASSOCIATION,
as a Lender

By: _/s/ Peter Spruill_________________________
Name: Peter Spruill
Title: Officer
Collegium Pharmaceutical, Inc.
First Amendment to Credit Agreement
Signature Page

ACTIVE/210125213.2

The Huntington National Bank,
as a Lender

By: _/s/ Joseph A. Miller_________________________
Name: Joseph A. Miller
Title: Managing Director
Collegium Pharmaceutical, Inc.
First Amendment to Credit Agreement
Signature Page

ACTIVE/210125213.2

U.S. Bank National Association,
as a Lender

By: _/s/ Amber Koens_________________________
Name: Amber Koens
Title: Vice President
Collegium Pharmaceutical, Inc.
First Amendment to Credit Agreement
Signature Page

ACTIVE/210125213.2

Flagstar Bank, N.A.,
as a Lender

By: _/s/ Grant Hinton_________________________
Name: Grant Hinton
Title: Managing Director
Collegium Pharmaceutical, Inc.
First Amendment to Credit Agreement
Signature Page

ACTIVE/210125213.2

PNC BANK, NATIONAL ASSOCIATION,
as a Lender

By: _/s/ Madison Johnson_______________________
Name: Madison Johnson
Title: Assistant Vice President
Collegium Pharmaceutical, Inc.
First Amendment to Credit Agreement
Signature Page

ACTIVE/210125213.2

PINNACLE BANK, A Tennessee Chartered Bank, d/b/a SYNOVUS BANK,
as a Lender

By: _/s/ Caitlin Blalock______________________
Name: Caitlin Blalock
Title: Director
Collegium Pharmaceutical, Inc.
First Amendment to Credit Agreement
Signature Page

ACTIVE/210125213.2

Optum Bank, Inc.,
as a Lender

By: _/s/ Scott Barrier______________________
Name: Scott Barrier
Title: Director of Credit
Collegium Pharmaceutical, Inc.
First Amendment to Credit Agreement
Signature Page

ACTIVE/210125213.2

Texas Capital Bank,
as a Lender

By: _/s/ Heath Lipson______________________
Name: Heath Lipson
Title: Managing Director, Credit Officer
Collegium Pharmaceutical, Inc.
First Amendment to Credit Agreement
Signature Page

ACTIVE/210125213.2

First Horizon Bank,
as a Lender

By: _/s/ Brian Wille______________________
Name: Brian Wille
Title: Senior Vice President
Collegium Pharmaceutical, Inc.
First Amendment to Credit Agreement
Signature Page

ACTIVE/210125213.2

BANK HAPOALIM B.M.,
as a Lender

By: _/s/ Patrick Stone______________________
Name: Patrick Stone
Title: First Vice President
Collegium Pharmaceutical, Inc.
First Amendment to Credit Agreement
Signature Page

ACTIVE/210125213.2

Santander Bank, N.A., successor by merger to
Webster Bank, National Association,
as a Lender

By: _/s/ Evan Gregoire______________________
Name: Evan Gregoire
Title: Authorized Signatory

Collegium Pharmaceutical, Inc.
First Amendment to Credit Agreement
Signature Page

ACTIVE/210125213.2